                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears on this Form S-8 Registration Statement hereby constitutes and appoints Bruce I. Lewis and Jay S. Stulberg, or either of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign any or all amendments (including post-effective amendments thereto) to this Form S-8 Registration Statement to which this power of attorney is attached, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                                TITLE                          DATE
--------------------------------------------------------------------------------------------------

/s/ Bruce I. Lewis                                Chief Executive Officer          January 9, 1999
-----------------------------------               (Principal Executive Officer),
Bruce I. Lewis                                    Director


/s/ Jay S. Stulberg                               President, Chief Operating       January 9, 1999
-----------------------------------               Officer, Chief Financial
Jay S. Stulberg                                   Officer (Principal Financial
                                                  Officer and Principal
                                                  Accounting Officer),
                                                  Secretary, Director


/s/ David G. R. Butler                            Director                         January 9, 1999
-----------------------------------
David G. R. Butler



                                                  Director                         January 9, 1999
-----------------------------------
Carl J. Corcoran


/s/ H. Joseph Greenberg                           Director                         January 9, 1999
-----------------------------------
H. Joseph Greenberg